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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 20, 2004


                          Eyetech Pharmaceuticals, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      000-50516               13-4104684
----------------------------          -------------         -------------------
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
      of Incorporation)               File Numbers)         Identification No.)


      3 Times Square, 12th Floor
            New York, NY                                           10036
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(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (212) 824-3100



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure

     On September 20, 2004, Eyetech Pharmaceuticals, Inc. and Pfizer Inc. provided a regulatory update on the use of Macugen(TM) (pegaptanib sodium injection) in the treatment of neovascular age-related macular degeneration. The full text of the press release issued in connection with the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

     The furnishing of the attached press release is not an admission as to the materiality of any of the information set forth in this Form 8-K or the attached press release.

     The information in this Item 7.01 of Form 8-K (including the exhibit) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2004               EYETECH PHARMACEUTICALS, INC.


                                       By: /s/ Glenn P. Sblendorio
                                           ----------------------------------
                                       Name:  Glenn P. Sblendorio
                                       Title: Senior Vice President, Finance and
                                              Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

   99.1 Press release dated September 20, 2004, of Eyetech Pharmaceuticals, Inc. and Pfizer Inc. providing a regulatory update on the use of Macugen(TM) (pegaptanib sodium injection) in the treatment of neovascular age-related macular degeneration.